EXHIBIT 10.10


                                DEVELOPMENT NOTE

$6,100,000.00                                             Minneapolis, Minnesota
                                                                July _____, 1998

         FOR VALUE RECEIVED, the undersigned, LUNDGREN BROS. CONSTRUCTION, INC., a Minnesota corporation (the "Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Lender"), its successors and assigns, at its office at 601 Second Avenue South, Minneapolis, Minnesota 55402-4302, or such other place as the holder hereof may designate in writing from time to time, the principal sum of Six Million One Hundred Thousand and 00/100 Dollars ($6,100,000.00), or so much thereof as may be advanced from time to time pursuant to that certain Revolving Construction and Development Loan Agreement dated of even date herewith between the Borrower and the Lender (as originally executed and as may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), in lawful money of the United States, together with interest from the date hereof on the unpaid principal balance hereof from time to time outstanding at the variable annual rate as provided for in Section 1.2 of the Loan Agreement. In the event that the Lender ceases to establish and announce a Reference Rate at any time during the term of this Note, the Lender shall be entitled to designate a reasonably comparable substitute index for the calculation of the interest rate hereon so long as any amount remains outstanding hereunder.

         This Note is the Development Note issued pursuant to the terms and provisions of the Loan Agreement and this Note and the Lender are entitled to all of the benefits provided for in the Loan Agreement. Reference is made to the Loan Agreement for a statement of the terms and conditions under which this indebtedness was incurred, is to be advanced and is to be repaid and under which the due date of this Note may be accelerated. The provisions of the Loan Agreement are hereby incorporated by reference with the same force and effect as if fully set forth herein. Capitalized terms used in this Note shall have the meanings ascribed to them in the Loan Agreement.

         Accrued interest on the unpaid principal balance hereof shall be due and payable on the first (1st) day of each calendar month, commencing August 1, 1998, until all indebtedness evidenced hereby is paid in full. Advances of principal shall be disbursed for individual Development Project Loans and shall be repaid, all in accordance with the terms and conditions of the Loan Agreement. All outstanding principal and accrued and unpaid interest shall be due and payable on the third anniversary of the date hereof (the "Maturity Date") unless the Maturity Date is extended as set forth in the Loan Agreement.

         Borrower may prepay principal, in whole or in part, at any time after three (3) Business Days' prior written notice of said prepayment from Borrower to Lender, without premium or penalty. Any such prepayment must be accompanied by payment, in full, of all unpaid, accrued interest on the amount prepaid. Amounts so prepaid shall be applied to such Development Project Loan or Development Project Loans as provided for in the Loan Agreement.

         Upon the occurrence of an Event of Default hereunder the interest rate shall thereafter increase and shall be payable on the whole of the unpaid principal balance at the Default Rate as provided for in Section 1.2 of the Loan Agreement, which Default Rate shall be effective as of the

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date of the occurrence of such Event of Default. The above increase in the interest rate upon the occurrence of an Event of Default shall be applicable whether or not the Lender has exercised its option to accelerate the maturity of this Note and declared the entire unpaid principal indebtedness to be due and payable. The Default Rate shall continue until such Event of Default is cured, payment in full of all indebtedness evidenced by this Note, or completion of all foreclosure proceedings and redemption periods, whichever shall occur first.

         This Note is secured by (i) a Mortgage and Security Agreement and Fixture Financing Statement and Assignment of Leases and Rents dated of even date herewith (the "Mortgage"), which Borrower has granted to the holder a first mortgage lien on and security interest in the Premises, as therein defined (the "Premises"), (ii) the Loan Agreement, and (iii) other collateral security agreements (the "Security Documents") given by Borrower to Lender, all dated of even date herewith.

         The occurrence of an Event of Default, as defined in the Loan Agreement, shall constitute an Event of Default hereunder ("Event of Default"), and upon the occurrence of such an Event of Default, the entire unpaid principal balance, together with accrued interest at the Default Rate, shall become, without notice, immediately due and payable at the option of the Lender.

         The Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights hereunder or under the Mortgage, the Loan Agreement or any other Security Document securing payment of this Note, the Borrower will pay to the Lender its attorneys' fees and all court costs (including attorney's fees and court costs prior to trial, at trial and on appeal, or in any bankruptcy proceeding) and other expenses incurred in connection therewith.

         Time is of the essence. No delay or omission on the part of the Lender or other holder hereof in exercising any right or remedy hereunder shall operate as a waiver of such right or of any other right or remedy under this Note or any other document or agreement executed in connection herewith. All waivers by the Lender must be in writing to be effective and a waiver on any occasion shall not be construed as a bar to or a waiver of any similar right or remedy on a future occasion.

         The Borrower, endorsers, sureties, guarantors and all other persons liable for all or any part of the indebtedness evidenced by this Note jointly and severally waive presentment for payment, protest, notice of nonpayment and notice of dishonor. Such parties hereby consent without affecting their liability to any extension or alteration of the time or terms of payment hereof, any renewal, any release of all or any part of the security given for the payment hereof, any acceptance of additional security of any kind, and any release of, or resort to any party liable for payment hereof and such parties shall remain bound in the same capacities as prior thereto upon each such event.

         Any payment due on any day which is not a Business Day shall be due upon (and interest shall accrue to) the next Business Day.

         This Note represents a loan negotiated, executed and to be performed in the State of Minnesota and shall be construed, interpreted and governed by the law of said state.

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         The Borrower hereby consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Note, waives any argument that venue in such forums is not convenient and agrees that any litigation instigated by the Borrower against the Lender in connection with this Note shall be venued in either the District Courts of Hennepin County, Minnesota, or the United States District Court for the District of Minnesota.

         THE LENDER BY ITS ACCEPTANCE HEREOF AND THE BORROWER HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS NOTE OR CONCERNING THE INDEBTEDNESS EVIDENCED THEREBY AND/OR ANY COLLATERAL CONTEMPLATED THEREBY, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN EXTENDING CREDIT TO THE BORROWER, THAT THE LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT SUCH BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Note to the Lender as of the day and year first above written.

                                        LUNDGREN BROS. CONSTRUCTION, INC.,
                                        a Minnesota corporation


                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------


STATE OF MINNESOTA    )
                      ) ss.
COUNTY OF HENNEPIN    )

         The foregoing instrument was acknowledged before me this _____ day of July, 1998, by _______________________________, the _________________________ of
Lundgren Bros. Construction, Inc., a Minnesota corporation, on behalf of the corporation.


                                        ----------------------------------------
                                        Notary Public